SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Commission file number:	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): August 31, 2017

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on August 31, 2017 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 23, 2017, by and among RLJ Lodging Trust (“RLJ”), RLJ Lodging Trust, L.P. (“RLJ LP”), Rangers Sub I, LLC, a wholly owned subsidiary of RLJ LP (the “Company”), Rangers Sub II, LP, an indirect wholly owned subsidiary of RLJ LP, FelCor Lodging Trust Incorporated (“FelCor”) and FelCor Lodging Limited Partnership (“FelCor LP”). Pursuant to the Merger Agreement, FelCor merged with and into the Company, with the Company surviving as a wholly owned subsidiary of RLJ LP (the “Merger”).

Prior to the consummation of the Merger, FelCor was a party to (i) that certain Indenture (the “Secured Indenture”), dated as of December 17, 2012, by and among FelCor LP, FelCor, the other guarantors party thereto and U.S. Bank National Association, as trustee, registrar paying agent and collateral agent (the “Trustee”) and (ii) that certain Indenture (the “Unsecured Indenture” and, together with the Secured Indenture, the “Indentures”), dated as of May 21, 2015, by and among FelCor LP, FelCor, the other guarantors party thereto and the Trustee. Pursuant to the terms of the Indentures, a successor of FelCor must file all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the Securities and Exchange Commission (the “Commission”), regardless of whether such entity is required to file reports with the Commission generally. Following consummation of the Merger, the Company entered into a supplemental indenture to each of the Secured Indenture and the Unsecured Indenture, as described below, and, therefore, as successor by merger of FelCor, assumed FelCor’s reporting obligations under each of the Indentures.

Item 1.01. Entry into a Material Definitive Agreement

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On August 31, 2017, in connection with the merger of FelCor and RLJ, (i) FelCor LP, the Company, the other guarantors party thereto and the Trustee entered into a Second Supplemental Indenture (the “Secured Second Supplemental Indenture”) to the Secured Indenture, pursuant to which the Company assumed FelCor’s obligations under the Secured Indenture and the 5.625% Senior Secured Notes due 2023, and (ii) FelCor LP, the Company, the other guarantors party thereto and the Trustee entered into a Second Supplemental Indenture (the “Unsecured Second Supplemental Indenture”) to the Unsecured Indenture, pursuant to which the Company assumed FelCor’s obligations under the Unsecured Indenture and the 6.000% Senior Notes due 2025.

The foregoing description is qualified in its entirety by the complete terms of the Secured Second Supplemental Indenture and the Unsecured Second Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in the Introductory Note and set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.                Financial Statements and Exhibits

               (d) The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Articles of Organization of Rangers Sub I, LLC

3.2	Operating Agreement of Rangers Sub I, LLC dated April 20, 2017

4.1

Second Supplemental Indenture with respect to FelCor Lodging Limited Partnership’s 5.625% Senior Secured Notes due 2023, dated as of August 31, 2017, by and among FelCor Lodging Limited Partnership, Rangers Sub I, LLC, the other guarantors party thereto and U.S. Bank National Association

4.2

Second Supplemental Indenture with respect to FelCor Lodging Limited Partnership’s 6.000% Senior Notes due 2025, dated as of August 31, 2017, by and among FelCor Lodging Limited Partnership, Rangers Sub I, LLC, the other guarantors party thereto and U.S. Bank National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

September 7, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

September 7, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary